SECURITIES AND EXCHANGE COMMISSION

                                     Washington, D.C.  20549

                                   __________________________

                                            FORM 8-K

                                         CURRENT REPORT

                                   __________________________

                             Pursuant to Section 13 or 15(d) of the
                                 Securities Exchange Act of 1934

             Date of Report (Date of earliest event reported):  October 17, 1996



                                        COUNTY SEAT, INC.
                     (Exact name of registrant as specified in its charter)


                                         Delaware
                 (State or other jurisdiction of incorporation or organization)

                                           N/A
                                (Commission File Number)

                                        75-2295710
                           (I.R.S Employer Identification Number)

                                 17950 Preston Road, Suite 1000
                                    Dallas, Texas  75252-5638
                            (Address of principal executive offices)

             Registrant's telephone number, including area code:  (214) 248-5100


                                         Not Applicable
                  (Former name or former address, if changed since last report)

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Item 3.  Bankruptcy or Receivership.

           On Thursday, October 17, 1996, County Seat, Inc. filed a voluntary petition for reorganization under Chapter 11 of title 11 of the United States Code, 11 U.S.C. Sections 101-1330, as amended, in the United States Bankruptcy Court for the District of Delaware.

                                           SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           COUNTY SEAT, INC.



                                      By:       /s/ Edward A. Tomechko

                                                Edward A. Tomechko
                                                Senior Vice President and
                                                Chief Financial Officer
                                                Signing on behalf of the
                                                registrant and as principal
                                                financial and accounting officer


Dated:  October 22, 1996